                           INTERWEST ESCROW AGREEMENT

THIS ESCROW AGREEMENT is entered into as of June 6, 2003 (the "Closing Date"), by and among: SURFNET MEDIA GROUP, INC., a Delaware corporation ("Parent"); the
Shareholder Representative (the "Shareholder Representative") of the former shareholders of the SURFNET MEDIA GROUP, INC., an Arizona corporation (the
"Company"); and INTERWEST TRANSFER CO., INC. (the "Escrow Agent").

                                    RECITALS

A. Parent (formerly InnerSpace Corporation), SurfNet Media Group, Inc., an
   Arizona corporation, a wholly owned subsidiary of Parent ("Merger Sub") and the Company, have entered into an Agreement and Plan of Merger dated as of
   May 23, 2003 (the "Merger Agreement"), pursuant to which Merger Sub has merged with and into the Company in a transaction in which issued and outstanding capital stock of the Company will be exchanged for shares of
   Common Stock, $.0001 par value, of Parent ("Parent Common Stock").

B. The Merger Agreement contemplates the establishment of an escrow arrangement to secure the indemnification and other obligations of the
   Company under the Merger Agreement and various related agreements.

                                    AGREEMENT

The parties to this Escrow Agreement, intending to be legally bound, agree as follows:

SECTION 1. DEFINED TERMS; CONFLICTS

Capitalized terms used and not otherwise defined in this Escrow Agreement shall have the meanings assigned to them in the Merger Agreement. In the event of a conflict between the provisions of this Escrow Agreement and the Merger
Agreement, the provisions of the Merger Agreement shall control.

SECTION 2. CONSENT OF THE SHAREHOLDERS OF THE COMPANY

By virtue of the approval by the shareholders of the Company of the Articles of
Merger, the shareholders of the Company receiving shares of Parent Common Stock in the Merger (the "Shareholders") have, without any further act of any such
Shareholder, consented to (i) the establishment of an escrow (the "Escrow")
pursuant to this Agreement to secure the indemnification obligations of the
Company under Section 9 of the Merger Agreement, (ii) the appointment of the
Shareholder Representative as Shareholder Representative for the Shareholders in
all respects as set forth in Section 2 of the Merger Agreement, (iii) the taking by the Shareholder Representative of any and all actions, including the execution by the Shareholder Representative of any and all agreements, instruments or other documents, and (iv) all of the other terms and conditions of this Agreement.

SECTION 3. ESCROW

3.1 SHARES AND STOCK POWERS TO BE PLACED IN ESCROW. Parent shall issue certificates for the aggregate number of shares of Parent Common Stock issuable by Parent in the Merger pursuant to Section 2.2(c) of the Merger
    Agreement (the "Escrow Shares") in book entry form evidencing the shares of
    Parent Common Stock to be held in escrow in accordance with this Escrow
    Agreement. The Escrow Shares shall be held by the Escrow Agent in the
    Escrow in accordance with the provisions of this Escrow Agreement and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party hereto or the Shareholders.
    All such shares shall be deemed Escrow Shares, and the persons with rights in respect of such Escrow Shares shall be deemed Shareholders, for all purposes hereunder.

3.2 INDEMNIFICATION. The Company has agreed in Section 9 of the Merger
    Agreement that each of the indemnified parties shall be held harmless and indemnified from and against, and shall be compensated and reimbursed for, any Losses incurred as set forth in Section 9 of the Merger Agreement. The
    Shareholder Representative on behalf of the Shareholders, expressly agrees that the Escrow Shares (i) shall be security for such indemnity obligation, subject to the limitations and in the manner provided for in this Agreement and (ii) are subject to release to Parent or other indemnified parties upon the terms set forth herein.

3.3 VOTING OF SHARES. The Shareholders shall be entitled to vote their respective proportionate amount of Escrow Shares set forth on Exhibit A.
    Parent shall give the Shareholder Representative at least as much notice of meetings of shareholders as it gives its shareholders generally. The
    Shareholder Representative shall promptly inform each Shareholder of each such meeting and of the matters to be considered at such meeting. The
    Shareholder Representative shall, in accordance with the instructions received from the Shareholders, direct the Escrow Agent in writing as to the exercise of voting rights pertaining to the Escrow Shares as to which such voting instructions have been received, and the Escrow Agent shall comply with any such written instructions. In the absence of such instructions, the Escrow Agent shall not vote any of the Escrow Shares. The
    Shareholder Representative shall have no obligation to solicit consents or proxies from the Shareholders for purposes of any such vote.

3.4 DIVIDENDS, ETC. Any cash, securities or other property distributable
    (whether by way of dividend, stock split or otherwise) in respect of or in exchange for any Escrow Shares shall not be distributed to the Shareholder
    Representative or the Shareholders, but rather shall be deposited by Parent with the Escrow Agent to be held in the Escrow. At the time any Escrow
    Shares are required to be released from the Escrow to any person pursuant to this Escrow Agreement, any cash, securities or other property previously distributed in respect of or in exchange for such Escrow Shares shall be released from the Escrow to such person.

3.5 TRANSFERABILITY. The interests of the Shareholder Representative and the
    Shareholders in the Escrow and in the Escrow Shares shall not be assignable or transferable, other than by operation of law. No transfer of any of such interests by operation of law shall be recognized or given effect until
    Parent shall have received written notice of such transfer.

3.6 FRACTIONAL SHARES. No fractional shares of Parent Common Stock shall be retained in or released from the Escrow pursuant to this Escrow Agreement.
    In connection with any release of Escrow Shares from the Escrow, any
    Shareholder who would otherwise be entitled to receive a fraction of a share of Parent Common Stock (after aggregating all fractional shares of
    Parent Common Stock issuable to such shareholder) shall be paid by Parent in cash the dollar amount (rounded to the nearest whole cent), without interest, determined by multiplying such fraction by the Designated Parent
    Stock Price, and such fraction of a share shall be returned to Parent.

SECTION 4. CLAIM PROCEDURES

4.1 CLAIM NOTICE. If any indemnified party determines in good faith that there is or has been a possible breach by the Company of any representation, warranty, covenant or other provision set forth in the Merger Agreement or other event giving rise to an indemnification obligation under Section 9 of the Merger Agreement (collectively, an "Indemnification Event"), and such indemnified party wishes to make a claim against the Escrow with respect to such possible Indemnification Event, then such indemnified party may deliver to each of the Shareholder Representative and the Escrow Agent a
    written notice of such possible Indemnification Event (a "Claim Notice")
    setting forth (i) a brief description of the circumstances supporting such indemnified party's belief that such possible Indemnification Event exists or has occurred, and (ii) a non-binding, preliminary estimate of the aggregate dollar amount of all Losses that have arisen and may arise as a direct or indirect result of such possible Indemnification Event (such aggregate amount being referred to as the "Claim Amount"). Notwithstanding the foregoing, pursuant to Section 9.3 of the Merger Agreement, the indemnified parties shall not be entitled to receive any Claim Amount until the aggregate Losses for which the indemnified parties would otherwise be entitled to receive indemnification exceeds $25,000. In all respects, the provisions of this Agreement shall be subject to the terms of Article 9 of the Merger Agreement.

4.2 RESPONSE NOTICE. Within 15 days after the delivery of a Claim Notice to the
    Shareholder Representative, the Shareholder Representative shall deliver to the Escrow Agent (with a copy to Parent) a written notice (the "Response
    Notice") containing: (i) instructions to the effect that Escrow Shares having a Fair Market Value (as defined in Section 6) equal to the entire
    Claim Amount set forth in such Claim Notice are to be released from the
    Escrow to such indemnified party; OR (ii) instructions to the effect that
    Escrow Shares having a Fair Market Value equal to a specified portion (but not the entire amount) of the Claim Amount set forth in such Claim Notice are to be released from the Escrow to such indemnified party, together with a statement that the remaining portion of such Claim Amount is being disputed; OR (iii) a statement that the entire Claim Amount set forth in such Claim Notice is being disputed. If no Response Notice is received by the Escrow Agent from the Shareholder Representative within 30 days after the delivery of a Claim Notice to the Shareholder Representative, then the
    Shareholder Representative shall be deemed to have given instructions to the Escrow Agent that Escrow Shares having a Fair Market Value equal to the entire Claim Amount set forth in such Claim Notice are to be released to such indemnified party from the Escrow.

4.3 RELEASE OF ESCROW SHARES TO INDEMNIFIED PARTIES.

        (a) If the Shareholder Representative gives (or is deemed to have given)
            instructions that Escrow Shares having a Fair Market Value equal to the entire Claim Amount set forth in a Claim Notice are to be released from the Escrow to an indemnified party, then the Escrow Agent shall be authorized to transfer to such indemnified party, from the Escrow,
            Escrow Shares having a Fair Market Value equal to such Claim Amount.

        (b) If a Response Notice delivered by the Shareholder Representative in response to a Claim Notice contains instructions to the effect that
            Escrow Shares having a Fair Market Value equal to a specified portion
            (but not the entire amount) of the Claim Amount set forth in such
            Claim Notice are to be released from the Escrow to an indemnified party, then (i) the Escrow Agent shall be authorized to transfer to such indemnified party, from the Escrow, Escrow Shares having a Fair
            Market Value equal to such specified portion of such Claim Amount, and
            (ii) the procedures set forth in Section 4.3(c) shall be followed with respect to the remaining portion of such Claim Amount.

        (c) If a Response Notice delivered by the Shareholder Representative in response to a Claim Notice contains a statement that all or a portion of the Claim Amount set forth in such Claim Notice is being disputed
            (such Claim Amount or the disputed portion thereof being referred to as the "Disputed Amount"), then, notwithstanding anything contained in
            Section 5, the Escrow Agent shall continue to hold in the Escrow (in addition to any other Escrow Shares permitted to be retained in the
            Escrow, whether in connection with any other dispute or otherwise),
            Escrow Shares having a Fair Market Value equal to 125% of the Disputed
            Amount. Such Escrow Shares shall continue to be held in the Escrow until such time as (i) the applicable indemnified party and the
            Shareholder Representative execute a settlement agreement containing instructions regarding the release of such shares, or (ii) the Escrow
            Agent receives a copy of a court order containing instructions to the
            Escrow Agent regarding the release of such Escrow Shares. The Escrow
            Agent shall thereupon release such Escrow Shares from the Escrow in accordance with the instructions set forth in such settlement agreement or court order. (The parties acknowledge that it is appropriate to retain more than 100% of the Claim Amount in the Escrow in recognition of the fact that the indemnified party may have underestimated the aggregate amount of the actual and potential Losses arising from a particular Indemnification Event, and to cover interest on such Claim Amount in accordance with Section 9 of the Merger
            Agreement.)

SECTION 5. RELEASE OF SHARES TO SHAREHOLDERS

5.1 SHARES TO BE RELEASED. On the date 12 months after the Closing Date (the
    "Scheduled Escrow Termination Date"), the Escrow Agent shall release to the
    Shareholders from the Escrow all Escrow Shares then held in the Escrow,

    other than any Escrow Shares that are to be retained in the Escrow in accordance with Section 4.3(c). From and after the Scheduled Escrow
    Termination Date and upon the resolution of a dispute (and the release of
    Escrow Shares to indemnified parties in respect of such dispute, if any) in accordance with Section 4.3(c), Parent shall release to the Shareholders any Escrow Shares remaining in the Escrow in respect of such dispute.

5.2 PROCEDURES FOR RELEASING SHARES.

        (a) In the event that the Escrow Agent is to release Escrow Shares to the
            Shareholders in accordance with Section 5.1, the Escrow Agent shall be authorized to transfer to each Shareholder, and shall so transfer and release to each Shareholder, such number of Escrow Shares, subject to
            Section 3.6, as shall equal the total number of Escrow Shares to be so transferred and released multiplied by the fraction (i) having a numerator equal to the number of shares of Parent Common Stock set forth opposite such Shareholder's name on Exhibit A hereto and (ii)
            having a denominator equal to the total number of Escrow Shares listed on Exhibit A.

        (b) Mailing a stock certificate to the Shareholders certified mail, return receipt requested, may effect any release of shares to the
            Shareholders pursuant to Section 5.1.

SECTION 6. VALUATION OF SHARES HELD IN ESCROW

For purposes of this Escrow Agreement, the "Fair Market Value" of the Escrow
Shares shall be deemed to be equal to the number of Escrow Shares multiplied by the average closing price per share as quoted on the OTCBB, the BBX, NASDAQ or any U.S. exchange upon which the Shares are traded for the 30 trading days preceding the Claim Notice discounted by 50% (adjusted as appropriate to reflect any stock split, reverse stock split, stock dividend or similar transaction effected by Parent after the Closing Date).

SECTION 7. FEES AND EXPENSES

7.1 ESCROW AGENT FEES AND EXPENSES. Upon execution of this Escrow Agreement and initial deposit of the Escrow Shares, an acceptance fee in accordance with the Escrow Agent's fee schedules in effect from time to time will be payable to the Escrow Agent. This acceptance fee will cover the first year of the Escrow. Thereafter, an annual administrative fee will be payable in accordance with the Escrow Agent's fee schedules in effect from time to time. The Escrow Agent will also be entitled to reimbursement for extraordinary expenses incurred in performance of its duties hereunder, including attorneys' fees.

7.2 PAYMENT OF ESCROW AGENT. Parent shall pay the fees and expenses of the
    Escrow Agent for the services to be rendered by the Escrow Agent hereunder.

7.3 SHAREHOLDER REPRESENTATIVE'S FEES AND EXPENSES. All reasonable expenses
    (including attorneys' fees) incurred by the Shareholder Representative in connection with the performance of his duties hereunder shall be reimbursed to the Shareholder Representative by the Shareholders. Parent shall not be obligated to reimburse the Shareholder Representative for any fees charged or expenses (including attorneys' fees) incurred by the Shareholder
    Representative in connection with the Shareholder Representative's performance of his duties hereunder. The Shareholder Representative hereby agrees that he shall not seek payment or reimbursement of any such fees and expenses, if any, from Parent, the Surviving Corporation or the Company, and that the Shareholder Representative shall only seek payment or reimbursement of all such fees and expenses from the Shareholders.

7.4 REIMBURSEMENT PROCEDURES. Upon a notice in writing delivered to the Escrow
    Agent by Parent in respect of Section 7.2 or Section 8.2, or by the
    Shareholder Representative in respect of Section 7.3, the Escrow Agent shall transfer, deliver and assign to the person delivering the notice, in reimbursement of fees and expenses pursuant to Section 7.2, Section 7.3 or
    Section 8.2, such number of Escrow Shares held in the Escrow Account which have a Fair Market Value equal to the amount to be reimbursed.
    Notwithstanding the foregoing, the Shareholder Representative's right of reimbursement from the Escrow Shares shall be in all respects subordinate to rights of Parent in respect of the Escrow Shares. The Escrow Agent shall transfer shares to the Shareholder Representative in reimbursement of its expenses only at such time as Escrow Shares are otherwise distributable pursuant to the terms of this Agreement to the Shareholders.

SECTION 8. LIMITATION OF ESCROW AGENT'S LIABILITY

8.1 LIMITATION. The Escrow Agent shall incur no liability with respect to any action taken or suffered by it in reliance upon any notice, direction, instruction, consent, statement or other documents believed by it to be genuine and duly authorized, nor for other action or inaction except its own willful misconduct or gross negligence. The Escrow Agent shall not be responsible for the validity or sufficiency of this Agreement. In all questions arising under the Escrow Agreement, the Escrow Agent may rely on the advice of its own counsel, and for anything done, omitted or suffered in good faith by the Escrow Agent based on such advice the Escrow Agent shall not be liable to anyone. The Escrow Agent shall not be required to take any action hereunder involving any expense unless the payment of such expense is made in advanceor provided for in a manner reasonably satisfactory to it.

8.2 INDEMNIFICATION OF ESCROW AGENT. Parent and the Shareholders, jointly and severally, shall indemnify the Escrow Agent for, and hold it harmless against, any loss, liability or expense incurred without gross negligence or willful misconduct on the part of Escrow Agent, arising out of or in connection with its carrying out of its duties hereunder. As among themselves, each of (i) Parent and (ii) the Shareholders shall be liable for one-half (1/2) of such amounts and Parent shall be entitled to reimbursement from the Escrow Shares of the Shareholders' share of any such loss, liability or expense.

SECTION 9. SUCCESSOR ESCROW AGENT

In the event the Escrow Agent becomes unavailable or unwilling to continue in its capacity herewith, the Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving resignation to the parties to this
Escrow Agreement, specifying not less than 60 days' prior written notice of the date when such resignation shall take effect. Parent may appoint a successor
Escrow Agent without the consent of the Shareholder Representative so long as such successor is a bank with assets of at least $50 million, and may appoint any other successor Escrow Agent with the consent of the Shareholder
Representative, which consent shall not be unreasonably withheld. If, within such notice period, Parent provides to the Escrow Agent written instructions with respect to the appointment of a successor Escrow Agent and directions for the transfer of any Escrow Shares then held by the Escrow Agent to such successor, the Escrow Agent shall act in accordance with such instructions and promptly transfer such Escrow Shares to such designated successor.

SECTION 10. GENERAL

10.1 OTHER AGREEMENTS. Nothing in this Escrow Agreement is intended to limit any of Parent's or any other indemnified party's rights, or any obligation of the Company or any Shareholder, under the Merger Agreement or under any other agreement entered into in connection with the transactions contemplated by the Merger Agreement.

10.2 NOTICES. Any notice or other communication required or permitted to be delivered to any party under this Escrow Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto:

                  If to Parent:

                    SurfNet Media Group, Inc.
                    2245 West University Drive, Suite 9
                    Tempe, AZ  85281
                    Attention:  Chief Executive Officer

                  If to the Shareholder Representative:

                    Chief Executive Officer
                    SurfNet New Media, Inc.
                    2245 West University Drive, Suite 9
                    Tempe, AZ  85281

                  If to the Escrow Agent:

                    Interwest Transfer Co., Inc.
                    1981 East 4800 South, Suite 100
                    P.O. Box 17136
                    Salt Lake City, UT  84117

10.3 COUNTERPARTS. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. To expedite the process of entering into this Agreement, the parties acknowledge that Transmitted
     Copies of this Agreement will be equivalent to original documents until such time as original documents are completely executed and delivered.
     "Transmitted Copies" will mean copies that are reproduced or transmitted via photocopy, facsimile or other process of complete and accurate reproduction and transmission.

10.4 HEADINGS. The underlined headings contained in this Escrow Agreement are for convenience of reference only, shall not be deemed to be a part of this
     Escrow Agreement and shall not be referred to in connection with the construction or interpretation of this Escrow Agreement.

10.5 GOVERNING LAW; VENUE. This Escrow Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the
     State of Utah (without giving effect to principles of conflicts of laws).

10.6 SUCCESSORS AND ASSIGNS; PARTIES IN INTEREST.

        (a) Subject to Sections 3.5 and 10.7(b), this Escrow Agreement shall be binding upon: the Shareholder Representative and the shareholders of the Company and their respective estates, successors and assigns (if any); and Parent and its successors and assigns (if any). This Escrow
            Agreement shall inure to the benefit of: The Shareholders; Parent; the other indemnified parties; and the respective successors (if any) of the foregoing

        (b) Parent may freely assign any or all of its rights under this Escrow
            Agreement, in whole or in part, to any other person without obtaining the consent or approval of any other party hereto or of any other person. None of the Shareholders, the Shareholder Representative or
            the Company shall be permitted to assign any of his, her or its rights or delegate any of his, her or its obligations under this Escrow
            Agreement without Parent's prior written consent.

10.7 WAIVER

        (a) No failure on the part of any person to exercise any power, right, privilege or remedy under this Escrow Agreement, and no delay on the part of any person in exercising any power, right, privilege or remedy under this Escrow Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

        (b) No person shall be deemed to have waived any claim arising out of this
            Escrow Agreement, or any power, right, privilege or remedy under this

            Escrow Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such person; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

10.8 AMENDMENTS. This Escrow Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of Parent, the Shareholder Representative and the
     Escrow Agent.

10.9 SEVERABILITY. In the event that any provision of this Escrow Agreement, or the application of any such provision to any person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Escrow Agreement, and the application of such provision to persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

10.10 ENTIRE AGREEMENT. This Escrow Agreement and the Reorganization Agreement
      and the other agreements contemplated in the Merger Agreement set forth the entire understanding of the parties relating to the subject matter hereof and thereof and supersede all prior agreements and understandings among or between any of the parties relating to the subject matter hereof and thereof.

10.11 CONSTRUCTION.

        (a) For purposes of this Escrow Agreement, whenever the context requires:
            the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and
            the neuter gender shall include the masculine and feminine genders.

        (b) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Escrow
            Agreement.

        (c) As used in this Escrow Agreement, the words "include" and "including,"
            and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

        (d) Except as otherwise indicated, all references in this Escrow Agreement to "Sections" are intended to refer to Sections of this Escrow
            Agreement.

IN WITNESS WHEREOF, the parties have executed this Escrow Agreement as of the date first above written.

SURFNET MEDIA GROUP, INC.,
a Delaware corporation

By: /s/ Robert D. Arkin
Its: CEO

INTERWEST TRANSFER CO., INC.

By: /s/ Kurtis D. Hughes
Its: ______________________

SHAREHOLDER REPRESENTATIVE:

By:____________________________
Printed Name:___________________

                                       10

                                    Exhibit A
                                  Escrow Shares

Rich Keppler                                                               30,798
Chuck McCollum                                                             28,770
Daryl Gullickson                                                           29,531
Andy Burgess                                                               34,854
Doug Johnson                                                               31,432
Chris Conlan                                                               11,153
Brian/Francesca Ching                                                       9,176
John Wells                                                                    760
Michelle Wolfe                                                                202
John Sweis                                                                    101
Brook Carey                                                                   228
Bill Stack                                                                    243
David Sullivan                                                              2,915
Jeff Spenard                                                                2,534
Scott Duffy                                                                 1,318
Tim Fulcher                                                                 8,415
Joe Falco                                                                   8,415
Dick Iannella                                                                 304
Earl Baldwin                                                                  101
Baldwin Family                                                                304
Lee Pesch                                                                     446
Fox & Fin                                                                      40
Jay Veres                                                                   2,534
Pat Maciejewski                                                             2,048
Heather Mund                                                                  648
Wes Baker                                                                     202
Mike Childress                                                                446
Bill Harrellson                                                               811
Tacey Trump                                                                    81
Lawrence Lattrell                                                             405
Pretice Williams                                                               81
John Mannally                                                                 243
Dan Alford                                                                     81
J. Andrew Moorer                                                            2,433
Ryan                                                                           20
John Gordon                                                                    40
Tanner                                                                         40
John Mannally                                                                  40
Nate                                                                           40
Greg Hall                                                                      40
Anna                                                                           40
Austin                                                                         40
Lori Call                                                                      40

                                       11

Kerwin                                                                         40
Elmer                                                                          40
Pamela Thompson                                                            12,573
Thompson Group                                                             10,500
Mert Perkul                                                                 4,375
Mert Perkul                                                                 2,433
Sundance                                                                   62,500
Nova Redwood                                                               15,000
Sam Durrance                                                               10,000

Warrants and Notes:
Nova Redwood Warrant                                                       15,000
Dana LLC Warrant                                                           10,000
Dana LLC Convertible Note                                                  10,000

                                       12